1 Sanford C. Bernstein & Co. Strategic Decisions Conference David Nelms Chairman & Chief Executive Officer May 27, 2009 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Quarterly Report on Form 10-Q for the
quarter ended February 28, 2009, and the Company’s Annual Report on Form 10-K for the year ended November 30,
2008, which are on file with the SEC and available on the Company’s website at www.discoverfinancial.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business –
Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial
Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30,
2008, and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2009, which are on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and
Diners Club International
®
. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

DISCOVER FINANCIAL SERVICES

DISCOVER CARD

DISCOVER NETWORK

pulse

DISCOVER BANK

Diners Club INTERNATIONAL

Company Overview
(1)
• Leading cash rewards program
• 6 largest U.S. issuer
• $49Bn in managed receivables
• $109Bn volume
• 4,500+ issuers
• $28Bn deposit base
• $2Bn personal and student loans
• $100Bn volume
• 30+ issuers
Note(s)
1. Balances as of February 28, 2009; volume based on the trailing four quarters ending 1Q09
2. Includes volume prior to acquisition
• $27Bn volume
(2)
• 49 licensees/issuers
• 185 countries/territories
th

Broaden consumer relationships
Build global network
Further strengthen foundation
Acceptance
DFS
Volume
• Discover Card
• Third-Party
• U.S. acceptance
• Diners Club
• PULSE
Discover’s Strategy
DFS
Financial wallet share
Card wallet share
• Brand preference
• Products/features
• Customer experience
• Prime lending
• Deposits
People/
culture
Expense
base
Funding/
capital

1Q Sales Volume Trends
(1)
(2%)
(8%)
(15%)
1%
DFS V MA AXP
U.S. Credit Card Sales
YOY % Change
U.S. Network Sales (Credit & Debit)
YOY % Change
(8%)
(11%)
(12%)
(15%)
(18%)
(20%)
DFS JPM COF AXP C BAC
Note(s)
1.  Based on most recent quarterly reports; Visa data reported on one quarter lag

Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Build for the future
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales
• Continue to grow direct-to-consumer deposit business
• Grow and integrate Diners Club/PULSE/Discover networks
• Remain conservative on liquidity and capital
Performance Priorities

1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

0%
50%
100%
150%
200%
Unemployment and Underemployment Rates
Current Environment
Source  The Conference Board
Consumer Confidence
0%
4%
8%
12%
16%
Unemployment Unemployed plus Underemployed (Persons Working Part-Time due to Economic Reasons)
Source Bureau of Labor Statistics; recessions shaded

8 Economic Stress Unemployment Rate – By State March 2008 March 2009 4% to 5% 5% to 6% 6% to 7% 7% to 9% 9% to 11% >11% Unemployment Rate Source Bureau of Labor Statistics

77%
73%
65%
58%
46%
52%
DFS C BAC AXP JPM COF
10%
13%
12%
15%
15%
17%
6%
6%
7%
9%
9%
6%
DFS JPM COF C BAC AXP
Florida
California
DFS Portfolio Composition
Source Master Trust Receivables
Note(s)
Data as of:  Discover: Sep-08, Citi: Dec-08, BoA: Mar-09, AMEX: Aug-08, Chase: Mar-09, Capital One: Mar-08;  JPM represents Chase Issuance Trust (CHAIT) only.
Geography
Tenure
>5 years

Credit Quality Leader
6.6%
7.7%
8.4%
8.5%
8.9%
9.2%
DFS JPM COF AXP C BAC
Note(s)
1. Quarter ending February 28, 2009; U.S. credit card receivables
2. Card Services segment
3. U.S. Card
4. Citi Branded Cards
(1) (3) (3) (3) (4) (2)
Managed Net Charge-off Rate – 1Q09 Loss Guidance Update
• 2Q09 managed charge-off rate
estimated to be approximately 8%
• Will continue to build reserves
reflecting credit conditions

11 Margin Expansion Managed Net Interest Margin 8.56% 9.11% 8.95% 7.68% 7.78% 7.80% 7.76% 8.10% 8.57% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 +143 bps

Expense Management
Non-interest Expense (MM)
$613
$594
$559
$592
$624
$626
$637
$602
$607
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
5.28%
(1)
4.93%
(1)
Note(s)
1. Non-interest expense as a percent of managed loans

Funding and Liquidity
Funding Mix (%) Contingent Liquidity (Bn)
5.1
8.3
2.4
1.5
2.5
2.4
4.5
$16.7
$10.0
  June 07 Spin-off 1Q09
Fed Discount Window
Committed Credit
ABCP Open Lines
Liquidity Reserve
54%
41%
35%
39%
5%
13%
7%
6%
  June 07 Spin-off 1Q09
Other
Direct-to-Consumer Deposits
Brokered Deposits
ABS
(1)
Note(s)
1. $750MM will expire in each of the second and third quarters of 2009

8.8%
6.4%
4.8%
DFS AXP COF
Capital – 1Q09
Tangible Common Equity to Tangible Managed Assets
Note(s)
1. Derived from company reports of first quarter results
2. Does not include subsequent capital raises
(1) (2)

Leverage brand strengths:
Rewards and Customer Advocacy (Service, Online & Security)

It pays to DISCOVER

15 Build for the Future = Rewarding Relationships Network Acceptance perceptions & # merchants Bank Deposits & Loans Card Sales, Balances & Share of Wallet

Legislative Developments
• Sweeping credit card reform legislation
–
Significant changes include:
Restrictions on repricing accounts
Changes to payment allocation method (high to low)
Limitations on promotional pricing
Consumer “opt-in” for overlimit fees
–
Significant proposals considered but not included:
Rate caps
Interchange restrictions
Bankruptcy reform
• Impact:
–
Pricing strategies – redistribution of consumer economics
–
Promo offers – availability, pricing and duration

COF 1%
BAC  0.1%
AXP
8%
DFS
39%
JPM
21%
Other
Issuers  23%
C
7%
Cash Rewards Marketing
1Q08 1Q09
Source Comperemedia
Note(s)  Quarters based on Discover fiscal calendar; JPM includes WaMu
Share of Cash Rewards Mail
BAC
0.4%
DFS
70%
AXP
7%
Other
Issuers
17%
C
1%
JPM
4%

Recent Activity
Statements
NEW: Spend Analyzer
All Category Spending: Jun 1, 2007 – May 18, 2009
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1 mo.
3 mo.
6 mo.
12 mo.
24 mo.
Year-to-Date
2008 Total
Jun 1, 2007 – May 18, 2009
Back
All Categories $98,995
All Categories
Merchandise/Retail $42,108
Supermarkets $11,389
Restaurants $10,990
Travel/Entertainment $7,106
Services $5,988
Gasoline $5,786
Department Store $5,577
Home Improvement $5,084
Medical Services $1,890
Automotive $1,640
Government Services $1,291
Warehouse Clubs $118
Education $27
Spending History
$6,600
Avg. Spend
$0
Oct '08
Nov '08
Dec '08
Jan '09
Feb '09
Mar '09
Apr '09
May '09
Avg. Monthly Spend (24 mo.) $ 4,125
Year-to-Date Total $ 24,716
Last 12 Months Total $ 50,299
Last 24 Months Total $ 98,995
Note: Returns, Balance Transfers, Cash Advances and Other/Misc. Statement Charges are not included.
Transactions
Text Size A A A
Trans. Date Post Date Description Amount Category
06/01/07 06/01/07 BIG APPLE BAGELS NORTH BROOK IL $ 7.72 Merchandise/Retail
06/01/07 06/01/07 CHIPOTLE #0168 Q37 6145081316 IL $ 10.77 Restaurants
06/03/07 06/03/07 DOMINICKS STORE 2304 CHICAGO IL $ 153.77 Supermarkets
06/03/07 06/03/07 EXXONMOBIL NORTH AURORA IL $ 44.41 Gasoline

18 Spend Analyzer

Priorities Growth in Deposits (Bn)
Direct-to-Consumer Deposit Business
• Create best-in-class
customer experience
• Expand product suite
• Grow time deposits to
improve maturity balance
• Increase Discover deposits
advertising/marketing
$4.8
$6.1
$7.0
$3.8
$3.2
$3.0
$2.7
$2.5
$2.4
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Note(s) Includes deposits originated through affinity relationships

Other Prime Lending Products
• $1.2Bn in outstanding loans
• Focus on debt consolidation
• Fixed rate, fixed term loan
– 3-5 year term
– 7.99% - 18.99% APR
• Targeting:
– 745 average booked FICO
– 90% cross-sell accounts
• Delinquency and net charge-off
performance comparable to credit
card at same vintage
Personal Loans Student Loans
• $643 million in outstanding loans
• Federal (guaranteed) and non-
federal (“private”) loans to cover
college education expenses
– Over 50% federal
guaranteed loans
– Most private loans co-signed
• 100% of loans are certified and
disbursed through schools
• On preferred lender list of 300+
schools, including universities such
as Yale, U Chicago and MIT

2005 2006 2007 2008
$143
$163
$186
$221
10.2%
1.7%
2.4%
NM
2005 2006 2007 2008
Network Volumes and Profit Contribution
CAGR = 16%
Note(s)
1. Not meaningful; Discover Third-Party Payments had a loss in FY2005
Network Volumes (Bn)
Third-Party Payments PBT
as % of DFS Total
(1)

DISCOVER FINANCIAL SERVICES

Get $5 Cashback Bonus®
for using your Discover® Card at stores and restaurants near you.
ADMIT ONE
DISCOVER CARD

Every day, Discover® is adding even more places to use your card.
Right now, you'll earn a one-time $5 Cashback Bonus for using your Discover Card at any one of these nearby stores and restaurants. Here's a sample of places in your neighborhood that now welcome Discover.
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Store Name Here
Description of Store
Address Would Go Here
Use your Discover Card at one of these locations by April XX, XXXX, and get your one-time $5 Cashback Bonus.
It pays to DISCOVER

Agreements in place with 96 acquirers who:
• Service approximately 6 million merchants nationwide
• Account for 99% of all bankcard sales volume in the U.S.
• Implementation continuing through 2009
Path to Achieving Full U.S. Merchant Acceptance

DISCOVER FINANCIAL SERVICES

DISCOVER
NETWORK
pulse
Diners Club
INTERNATIONAL

Network Interoperability Targets
Global ATM
acceptance for
Diners Club cards
2009
Diners Club cards accepted
at Discover Network
locations in North America
2010 2011
Discover Network
cards live in
international markets

Manage conservatively in a challenging environment
•
Superior credit performance: 175bps lower than industry average
(2)
•
Conservative loan growth: +7% YOY, slow-down expected in 2H09
•
Increase net interest margin: 101bps increase YOY
•
Reduce expenses: 10% decrease in U.S. Card YOY
•
Focus on capital/liquidity/funding: 8.8% TCE/TMA
Build for the future
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales
• Continue to grow direct-to-consumer deposit business
• Grow and integrate Diners Club/PULSE/Discover networks
• Remain conservative on liquidity and capital
Performance Priorities
(1)
Note(s)
1. Discover data as of 1Q09
2. Industry average includes 1Q09 results from most relevant reporting segments of JPM, C, BAC, COF and AXP

25 Sanford C. Bernstein & Co. Strategic Decisions Conference David Nelms Chairman & Chief Executive Officer May 27, 2009